UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2024

U.S. Silica Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35416	26-3718801
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

24275 Katy Freeway, Suite 600

Katy, Texas 77494

(Address of Principal Executive Offices) (Zip Code)

(281) 258-2170

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SLCA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Merger (as described below) pursuant to the Agreement and Plan of Merger, dated as of April 26, 2024 (the “Merger Agreement”), by and among U.S. Silica Holdings, Inc. (the “Company”), Star Holding LLC (“Parent”) and Star Merger Co. (“Merger Sub”).

On July 31, 2024 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger (the “Surviving Corporation”) as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of certain funds (the “Apollo Funds”) managed by affiliates of Apollo Global Management, Inc.

Item 1.01.	Entry into a Material Definitive Agreement.

2031 Notes

On the Closing Date, Parent entered into an Indenture (as supplemented, the “2031 Notes Indenture”), among Parent, Star Parent Holding I LLC (“Holding I”), certain subsidiaries of Holding I (together with Holding I, the “Intermediate Guarantors”) and Wilmington Trust, National Association (the “Trustee”), governing Parent’s issuance of 8.750% Senior Secured Notes due 2031 with an initial aggregate principal amount of $350 million (the “2031 Notes”). On the Closing Date, the Company and certain subsidiaries of the Company (together with the Company, the “Subsidiary Guarantors”, and together with the Intermediate Guarantors, the “Guarantors”) entered into a supplemental indenture to the 2031 Notes Indenture. Pursuant to the 2031 Notes Indenture, the Company and the other Guarantors agreed to guarantee Parent’s obligations under the 2031 Notes Indenture and the 2031 Notes. The obligations under the 2031 Notes and the related guarantees are secured on a first-priority basis on assets of Parent, the Company and the other Guarantors (subject to certain exclusions and exceptions). The 2031 Notes Indenture and the 2031 Notes include restrictive covenants, events of default and other provisions that are customary for obligations of this type.

First Lien Credit Agreement

In addition, on the Closing Date, Parent entered into a First Lien Credit Agreement (the “First Lien Credit Agreement”) among Holding I, Star Parent Holding II LLC (“Holding II”), Parent, as borrower, BNP Paribas, as administrative agent, and the lenders party thereto, governing (i) Parent’s revolving credit facility in an aggregate principal amount of $175 million, maturing on the fifth (5th) anniversary of the Closing Date and (ii) Parent’s term loan B facility in an aggregate principal amount of $775 million, maturing on the seventh (7th) anniversary of the Closing Date. The obligations under the First Lien Credit Agreement are secured (i) on a first-priority basis on assets of Parent, the Company and the other Guarantors (subject to certain exclusions and exceptions) and (ii) by a pledge of the equity interests of Holding I directly held by Holding II. The First Lien Credit Agreement includes representations and warranties, restrictive covenants, events of default and other provisions that are customary for facilities of this type.

Item 1.02.	Termination of a Material Definitive Agreement.

Effective as of the Closing Date, all outstanding amounts and obligations under that certain Fourth Amended and Restated Credit Agreement, dated as of March 23, 2023, by and among U.S. Silica Company, a subsidiary of the Company, as borrower, USS Holdings, Inc., a subsidiary of the Company, as parent, the subsidiary guarantors from time to time party thereto, BNP Paribas, as administrative agent, and the lenders party thereto, as amended by that certain Amendment No. 1 to Credit Agreement dated as of March 25, 2024 and as further amended, restated or modified prior to the date hereof, were repaid in full, all outstanding obligations and commitments thereunder were terminated and all related security interests and liens were released.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

i.

Each share of common stock, par value $0.01 per share, of the Company, that was issued and outstanding immediately prior to the Effective Time (each, a “Share”), other than Shares that were cancelled or converted pursuant to Section 2.1(b) of the Merger Agreement and Dissenting Shares (as defined in the Merger Agreement), were converted into the right to receive $15.50 in cash, without interest (the “Merger Consideration”);

ii.

Each performance share unit award corresponding to Shares (each, a “Company PSU”) that was outstanding immediately prior to the Effective Time vested in full and was cancelled in exchange for the right to receive an amount in cash (subject to any applicable withholding taxes) equal to the product of (x) the number of Shares subject to the Company PSU immediately prior to the Effective Time, multiplied by (y) the Merger Consideration. For purposes of determining the number of Shares subject to a Company PSU immediately prior to the Effective Time: (A) in the case of Company PSUs subject to a total shareholder return performance metric, the number of Shares was based on the greater of the target level and the actual level of performance measured as of the date that is 10 days prior to the Closing Date (the “Measurement Date”) and using the value of the Merger Consideration as the “ending stock price” for calculating performance; and (B) in the case of Company PSUs subject to an adjusted cash flow performance metric, the number of Shares was based on (1) actual performance for performance periods completed prior to the Measurement Date, (2) the greater of the target level and the actual level of performance measured as of the Measurement Date for performance periods that are ongoing as of the Measurement Date and (3) target performance in respect of performance periods that have not commenced as of the Measurement Date.

iii.

Each restricted stock unit award (excluding any Company PSU) corresponding to Shares (each, a “Company RSU”) that was outstanding immediately prior to the Effective Time, vested in full and was cancelled in exchange for the right to receive an amount in cash (subject to any applicable withholding taxes) equal to the product of (x) the number of Shares subject to the Company RSU, as applicable, immediately prior to the Effective Time, multiplied by (y) the Merger Consideration.

iv.

Each outstanding option to purchase Shares (each, a “Company Option”) that was outstanding and unexercised immediately prior to the Effective Time was cancelled in exchange for the right to receive an amount in cash (subject to any applicable withholding taxes) equal to the product of (x) the excess, if any, of the Merger Consideration over the per Share exercise price of such Company Option, multiplied by (y) the number of Shares covered by such Company Option immediately prior to the Effective Time.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2024, which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

In connection with the consummation of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) on the Closing Date that each outstanding Share (except as described in Item 2.01 hereof) was converted into the right to receive the Merger Consideration pursuant to the Merger Agreement as described under Item 2.01, and requested the NYSE to file a Form 25 with the SEC to remove the Common Stock from listing on the NYSE and deregister the Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Common Stock is expected to be suspended from trading on the NYSE effective prior to the opening of trading on August 1, 2024, the day after the Closing Date. After effectiveness of the Form 25, the Company intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the Common Stock under the Exchange Act and suspend the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding Share that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 hereof) was converted, at the Effective Time, into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such Shares ceased to have any rights as stockholders of the Company, other than the right to receive such Merger Consideration.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent. The total amount of consideration payable to holders of Company common stock and equity awards in connection with the Merger was approximately $1.28 billion. The funds used by Parent to consummate the Merger and complete the related transactions came from proceeds from the issuance of the 2031 Notes, borrowings pursuant to the First Lien Credit Agreement, a cash equity contribution from certain funds affiliated or controlled by Parent, and cash from the Company’s balance sheet.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

Directors

In accordance with the terms of the Merger Agreement, on the Closing Date, the following persons became directors of the Surviving Corporation: Gareth Turner, Orme Thompson and Christopher Wales. Bryan A. Shinn, who was a director of the Company immediately prior to the Effective Time, will continue to be a director of the Surviving Corporation. The following persons, who were directors of the Company immediately prior to the Effective Time, voluntarily resigned from the board of directors of the Company (the “Board”) and the committees of the Board on which they served, if any, at the Effective Time: Simon Bates, Peter C. Bernard, Diane K. Duren, William J. Kacal, Sandra R. Rogers, Charles W. Shaver and Jimmi Sue Smith.

Officers

In accordance with the terms of the Merger Agreement, on the Closing Date, the following persons continued as executive officers of the Surviving Corporation: Bryan A. Shinn, Chief Executive Officer; Kevin J. Hough, Interim Executive Vice President and Chief Financial Officer; Jay M. Moreau, Executive Vice President and Chief Operating Officer; Zach Carusona, Executive Vice President and President, Industrial and Specialty Products; J. Derek Ussery, Executive Vice President and President, Oil and Gas; and Stacy Russell, Executive Vice President, General Counsel and Secretary.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

On the Closing Date, the certificate of incorporation of the Company, as in effect immediately prior to the Merger, was amended and restated in its entirety to be in the form of the certificate of incorporation attached as Exhibit 3.1 hereto, which is incorporated herein by reference.

On the Closing Date, the bylaws of the Company, as in effect immediately prior to the Merger, were amended and restated in their entirety to be in the form of the bylaws attached as Exhibit 3.2 hereto, which is incorporated herein by reference.

Item 8.01.	Other Events.

On the Closing Date, the Company issued a press release announcing the completion of the Merger. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 26, 2024, by and among the Company, Parent and Merger Sub (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 26, 2024).*

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

99.1	Press Release, dated as of July 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. SILICA HOLDINGS, INC.

By:	/s/ Stacy Russell
Name: Stacy Russell
Title: Vice President, General Counsel & Corporate Secretary

Date: July 31, 2024